Sub-Item 77Q1(a): Copies of Material Amendments to the Trusts Declaration of Trust or By-laws

Amendment No. 67 dated April 19, 2012 to the Agreement and Declaration of Trust dated January 28, 1997 is incorporated herein by reference to Exhibit (a)(68) to Post-Effective Amendment No. 321 to the Registrants
Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 27, 2012
(Accession No. 0000950123-12-006984).